UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

Pulmatrix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390 Lexington, MA 02421	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 11, 2017, Pulmatrix, Inc. (the “Company”) was notified by the Nasdaq Stock Market (“Nasdaq”) that it is not in compliance with the continued listing requirement for the Nasdaq Global Select Market contained in Nasdaq Listing Rule 5450(b)(1)(C) requiring the Company to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $5,000,000. The notification letter does not impact the Company’s listing on the Nasdaq Global Select Market at this time. Pursuant to Nasdaq Listing Rules, the Company has 180 calendar days, or until July 10, 2017, to regain compliance with Nasdaq Listing Rule 5450(b)(1)(C). To regain compliance, the Company’s MVPHS must close at $5,000,000 or more for a minimum of 10 consecutive business days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Dated: January 13, 2017	By:	/s/ William Duke, Jr.
Name: William Duke, Jr.
Title: Chief Financial Officer